Exhibit 10.7
OAK STREET NET LEASE TRUST
FORM OF PARTICIPATING BROKER-DEALER AGREEMENT
[DATE]
Ladies and Gentlemen:
Blue Owl Securities LLC, as the dealer manager (the “Dealer Manager”) is party to a dealer manager agreement with Oak Street Net Lease Trust, a Maryland statutory trust (the “Trust”) and Oak Street Real Estate Capital, LLC, an Illinois limited liability company and the investment adviser of the Trust (the “Adviser”), dated July 15, 2022, in the form attached hereto as Exhibit A (the “Dealer Manager Agreement”).
As described in the Dealer Manager Agreement, the Trust is conducting a private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), which may consist of Class S, Class D and/or Class I shares of common shares of beneficial interest (the “Shares”). The differences between the classes of Shares and the eligibility requirements for each class are described in detail in the Private Placement Memorandum (as defined in the Dealer Manager Agreement). The Shares are to be sold as described under the caption “Plan of Distribution” in the Private Placement Memorandum.
If the Trust makes any amendments, supplements or restatements of the Private Placement Memorandum, the Dealer Manager will (a) give you (“Participating Broker-Dealer”) written notice of such amendment, supplement or restatement and (b) provide the Participating Broker-Dealer with sufficient copies of the appropriate Private Placement Memorandum in order to continue to make sales.
I.    Dealer Manager Agreement
Upon effectiveness of this Participating Broker-Dealer Agreement (the “Agreement”) pursuant to Section XIV below, you will become one of the Participating Broker-Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the representations, warranties and covenants contained in the Dealer Manager Agreement relating to the rights and obligations of a Participating Broker-Dealer, including, but not limited to, the provisions of Sections 2.5 and 4.4 regarding suspension of offers and sales of Shares, Section 4.1 regarding solicitation of subscriptions of Shares, Section 4.3 regarding regulatory compliance, Section 5, wherein each of the Participating Broker-Dealers severally agrees to indemnify and hold harmless the Trust, the Adviser, the Dealer Manager and their respective officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 13 regarding submission of subscriptions for Shares, and Section 14 regarding suitability of investors and compliance procedures for offers and sales of Shares. Except as otherwise set forth herein, capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Dealer Manager Agreement. The Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Participating Broker-Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Private Placement Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, or partner of the Dealer Manager, the Trust or the Adviser, and Participating Broker-Dealer is not authorized to act for the Dealer Manager, the Trust or the Adviser or to make any representations on their behalf except as set forth in the Private Placement Memorandum and any printed sales literature or other materials prepared by the Trust, the Adviser or the Dealer Manager, provided that the use of said sales literature and other materials has been approved for use by the Trust in writing and all appropriate regulatory agencies (the “Authorized Sales Materials”). In the event that Participating Broker-Dealer uses printed materials in connection with the Offering prepared by the Trust, the Adviser or the Dealer Manager intended for “broker-dealer use only,” Participating Broker-Dealer shall use such “broker-dealer use only” materials in accordance with Section VII below.

II.    Submission of Orders
Each person desiring to purchase Shares in the Offering will be required to complete and execute a subscription agreement in the form attached as an Appendix to the Private Placement Memorandum (a “Subscription Agreement”) and to deliver to Participating Broker-Dealer such completed Subscription Agreement, together with a check, draft or wire (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Shares, which must be at least the minimum purchase amount set forth in the Private Placement Memorandum. Any minimum purchase amount may be waived in the sole discretion of the Trust. Persons who purchase Shares by check shall make their Subscription Payments payable to “UMB Bank, N.A., as EA for Oak Street Net Lease Trust.”
The Participating Broker-Dealer receiving a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions or for a sale of Shares not meeting the offering terms and conditions of the Private Placement Memorandum, shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of the second (2nd) business day following receipt by the Participating Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Participating Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II.
(a) If the Participating Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Participating Broker-Dealer, the Participating Broker-Dealer will transmit the Subscription Agreements and Subscription Payment for deposit to the Trust or its designated agent.
(b) If the Participating Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Participating Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Participating Broker-Dealer. The Final Review Office will, in turn, by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payment for deposit to the Trust or its designated agent.
Participating Broker-Dealer understands that the Trust reserves the unconditional right to reject any order, in whole or in part, for any or no reason.
Notwithstanding the foregoing, with respect to any Shares to be purchased by a custodial account, the Participating Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Trust or its designated agent. The Participating Broker-Dealer shall furnish with each delivery of Subscription Payments a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, dollar amount of Shares subscribed for, and the amount of money paid.
III.    Pricing
The Shares shall be offered at the offering price (the “Offering Price”), which is the price per Share of Common Shares set forth in the Private Placement Memorandum, and in accordance with the offering terms and conditions as set forth in the Private Placement Memorandum and payable in cash. Except as otherwise indicated in the Private Placement Memorandum or in any letter or memorandum sent to Participating Broker-Dealer by the Trust or Dealer Manager, purchases must be for at least the minimum purchase amount set forth in the Private Placement Memorandum. The Trust will sell the Shares on a continuous basis at the Offering Price, subject to the adjustments described in or otherwise provided in the Private Placement Memorandum. Each person desiring to purchase Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Shares and, as a result, may receive fractional Shares.

For shareholders of the Trust who elect to participate in the Trust’s distribution reinvestment plan, the cash otherwise distributable to them will be invested in additional shares of the Common Shares. No Upfront Sales Loads will be paid with respect to shares issued under the distribution reinvestment plan. The Trust will pay the plan administrator’s fees under the distribution reinvestment plan.
The Shares are non-assessable. Participating Broker-Dealer hereby agrees to place any order for the full purchase price except as otherwise provided in the Private Placement Memorandum.
IV.    Participating Broker-Dealer’s Compensation
Except as described in the Private Placement Memorandum, as compensation for completed sales and ongoing shareholder services rendered by Participating Broker-Dealer hereunder, Participating Broker-Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Annex A hereto.
V.    Reserved
VI.    Right to Reject Orders or Cancel Sales
All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Trust, which reserves the right to reject any order, in whole or in part, for any or no reason. Orders not accompanied by a Subscription Agreement and executed signature page thereto and the required Subscription Payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any Subscription Payment is not paid upon presentment, or if the Trust is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares within five (5) days of sale, the Trust reserves the right to cancel the sale without notice.
VII.    Private Placement Memorandum and Authorized Sales Materials
Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Private Placement Memorandum and the Authorized Sales Materials. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Private Placement Memorandum, any supplements thereto and any amended Private Placement Memorandum, as well as any Authorized Sales Materials, for delivery to investors, and Participating Broker-Dealer will deliver a copy of the Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. Participating Broker-Dealer agrees that it will not send or give any supplements to the Private Placement Memorandum, any amended Private Placement Memorandum or any Authorized Sales Materials to that investor unless it has previously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum to that investor or has simultaneously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum with such Private Placement Memorandum supplement, amended Private Placement Memorandum or Authorized Sales Materials. Participating Broker-Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares. Participating Broker-Dealer agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Trust in writing other than the Private Placement Memorandum and the Authorized Sales Materials. Participating Broker-Dealer agrees to comply with all the applicable requirements under the Securities Act, the Exchange Act, conduct rules of FINRA and any other foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling Shares.

VIII.    License and Association Membership
Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Trust and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. Participating Broker-Dealer represents and warrants that it is its sole responsibility to ensure that its representatives are properly registered and licensed as required by any applicable law, rule or regulation. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Broker-Dealer is currently registered or licensed, or in the case of a foreign dealer, so to conform. Participating Broker-Dealer also hereby agrees to abide by the conduct rules set forth in the FINRA rulebook (“FINRA Rules”).
IX.    Anti-Money Laundering Compliance Programs
Participating Broker-Dealer’s acceptance of this Dealer Agreement constitutes a representation to the Trust and the Dealer Manager that Participating Broker-Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, U.S. Securities and Exchange Commission (the “SEC”) Rules (the “Commission Rules”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Shares. In addition, Participating Broker-Dealer represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control Department of Commerce, Bureau of Industry and Security, or the Department of State (such regulations and program, “Sanctions,” and such program as established by the Participating Broker-Dealer, “OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Dealer Manager at any time, Participating Broker-Dealer hereby agrees to (i) furnish a written copy of its AML Program and OFAC Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program and/or its OFAC Program.
The parties acknowledge that for the purposes of FINRA Rules, the investors who purchase Shares through Participating Broker-Dealer are “customers” of Participating Broker-Dealer and not the Dealer Manager. Nonetheless, to the extent that the Dealer Manager deems it prudent, Participating Broker-Dealer shall cooperate with the Dealer Manager’s reasonable requests for information, records and data related to the Trust’s stockholders introduced to, and serviced by, Participating Broker-Dealer (the “Customers”). Notwithstanding the foregoing, Participating Broker-Dealer shall not be required to provide to the Dealer Manager any documentation that, in Participating Broker-Dealer’s reasonable judgment, would cause Participating Broker-Dealer to lose the benefit of attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings. Participating Broker-Dealer hereby represents that it is currently in compliance with all AML Rules and all OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act. Participating Broker-Dealer hereby agrees, upon request by the Dealer Manager to (A) provide an annual certification to Dealer Manager that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and Sanctions requirements; (ii) it has continued to implement its AML Program and its OFAC Program, and (iii) it is currently in compliance with all AML Rules and Sanctions requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act; and (B) perform and carry out, on behalf of both the Dealer Manager and the Trust, the Customer Identification Program

requirements in accordance with Section 326 of the USA PATRIOT Act and applicable SEC and Treasury Department Rules thereunder.
X.    Limitation of Offer; Suitability
The Shares have been registered or otherwise qualified for offer or sale only in the United States. In connection with an Offering, Participating Broker-Dealer shall not approach or contact any prospective investor that is located outside of the United States without the prior written consent of the Dealer Manager. Shares are available for purchase by persons meeting the suitability standards described in the Private Placement Memorandum. Participating Broker-Dealer will offer Shares only to persons who meet the respective suitability standards, minimum investment requirements, and investor qualifications for the Shares as set forth in the Private Placement Memorandum and in accordance with the offering and conditions contained therein, or in any suitability letter or memorandum sent to it by the Trust or the Dealer Manager. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), and the Dealer Manager’s written consent for Participating Broker-Dealer to offer Shares in such jurisdiction. Participating Broker-Dealer represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Participating Broker-Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Participating Broker-Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors. Participating Broker-Dealer acknowledges and agrees that the marketing of Shares to “U.S. persons” (as defined in Regulation S under the Securities Act) will rely on Rule 506(b) under Regulation D under the Securities Act as a safe harbor from registration under Securities Act. The Participating Broker-Dealer represents, warrants and covenants that it will not offer or sell Shares by means of any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D under the Securities Act), including but not limited to (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor”; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. Participating Broker-Dealer further represents, warrants and covenants that Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by Participating Broker-Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Broker-Dealer agrees to retain such documents and records in Participating Broker-Dealer’s records for a period of six (6) years from the date of the applicable sale of Shares, to otherwise comply with the record keeping requirements provided in Section XII below and to make such documents and records available to (i) the Dealer Manager and the Trust upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Broker-Dealer further represents, warrants and covenants that it will notify Dealer Manager in writing if an investment in the Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Trust. Participating Broker-Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and his or her signature on a Subscription Agreement.
XI.    Due Diligence; Adequate Disclosure
Prior to offering the Shares for sale, Participating Broker-Dealer shall have conducted an inquiry (the “Diligence Review”) such that Participating Broker-Dealer has reasonable grounds to believe, based on information made available to Participating Broker-Dealer by the Trust or the Dealer Manager through the Private Placement Memorandum or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, Participating Broker-Dealer may obtain, upon request, information on material facts relating at a minimum to the following: (i) items of compensation; (ii) tax aspects; (iii) financial stability and experience of the Trust and its Adviser; (iv) conflicts and risk factors; and (v) other pertinent reports. Notwithstanding the foregoing, Participating Broker-Dealer may rely upon the results of an inquiry conducted by an independent third party retained for that purpose or another Participating Broker-Dealer, provided that: (i) such Participating Broker-Dealer has reasonable grounds to believe that such inquiry was conducted with due care by said independent third party or such other Participating Broker-Dealer; (ii) the results of the inquiry were provided to Participating Broker-Dealer with the consent of the other Participating Broker-Dealer conducting or directing the inquiry; and (iii) no Participating Broker-Dealer that participated in the inquiry is an affiliate of the Trust or its Adviser. Prior to the sale of the Shares, Participating Broker-Dealer shall inform each prospective purchaser of Shares of pertinent facts relating to the Shares including specifically the lack of liquidity and lack of marketability of the Shares during the term of the investment but shall not, in any event, make any representation on behalf of the Trust or the Adviser except as set forth in the Private Placement Memorandum and any Authorized Sales Materials.
XII.    Compliance with Record Keeping Requirements
Participating Broker-Dealer agrees to comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Participating Broker-Dealer further agrees to keep such records with respect to each customer who purchases Shares, his or her suitability and the amount of Shares sold, and to retain such records for such period of time as may be required by the SEC, any state securities commission, FINRA or the Trust.
XIII.    Customer Complaints
Each party hereby agrees to provide to the other party copies of any written or otherwise documented customer complaints received by such party relating to the Offering (including, but not limited to, the manner in which the Shares are offered by the Dealer Manager or Participating Broker-Dealer), the Shares or the Trust in the case of the Dealer Manager, only in such cases as such complaints relate to the Participating-Broker-Dealer.
XIV.    Effective Date
This Agreement will become effective upon the last date it is signed by either party hereto. Upon effectiveness of this Agreement, all offers and sales of Shares by Participating Broker-Dealer will be made pursuant to this Agreement exclusively and not through any prior agreement between Participating Broker-Dealer and the Dealer Manager, if any.
XV.        Termination; Survival; Amendment
Participating Broker-Dealer will immediately suspend or terminate its offer and sale of Shares upon the request of the Trust or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Trust or the Dealer Manager. Any party may terminate this Agreement by written notice, which termination shall be effective 48 hours after such notice is given. This Agreement will automatically terminate upon the termination of the Dealer Manager Agreement.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon placing an order for sale of Shares after it has received such notice.
The respective agreements and obligations of Participating Broker-Dealer and the Dealer Manager set forth in Articles I, IV, VII, VIII, X, XII, XIII, XIV, XV, XVI, XVII, XVIII, XIX, XX, XXI, XXIV and XXV and Annex A

of this Agreement and Section 4 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.
Notwithstanding the termination of this Agreement or the payment of any amount to Participating Broker-Dealer, Participating Broker-Dealer agrees to pay Participating Broker-Dealer’s proportionate share of any claim, demand or liability asserted against Participating Broker-Dealer and the other Participating Broker-Dealers on the basis that the Participating Broker-Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case Participating Broker-Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
XVI.    Privacy Laws
The Dealer Manager and Participating Broker-Dealer (each referred to individually in this section as a “party”) agree as follows:
(a) Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P; (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;
(b) Each party agrees to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and
(c) Each party shall be responsible for determining which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.
XVII.    Electronic Signatures and Electronic Delivery of Documents
If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Broker-Dealer is licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA (collectively, “Electronic Signature Law”)), to the extent the Trust allows the use of Electronic Signature, in whole or in part, Participating Broker-Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; and (iii) Participating Broker-Dealer will comply with the terms outlined in the Electronic Signature Use Rules of Engagement attached as Exhibit B hereto. Participating Broker-Dealer agrees to the Electronic Signature Use Indemnity Agreement attached as Exhibit C hereto.
If Participating Broker-Dealer intends to use electronic delivery to distribute the Private Placement Memorandum or other documents related to the Trust to any person, Participating Broker-Dealer will comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the SEC, FINRA and state securities administrators and any other laws or regulations related to the electronic delivery of private placement memoranda.

XVIII.    Notice
All notices will be in writing and will be duly given to the Dealer Manager when mailed to:
Blue Owl Securities LLC
399 Park Avenue, 38th Floor
New York, NY 10022
Attention: Derek O’Leary
Email: legal@blueowl.com
and to Participating Broker-Dealer when mailed to the address specified by Participating Broker-Dealer below.
XIX.    Applicable Law and Venue
This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of New York applicable to contracts formed and to be formed entirely within the State of New York, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, however, that the governing law for causes of action for violations of federal or state securities law shall be governed by the applicable federal or state securities law.
XX.        Successors and Assigns
Participating Broker-Dealer shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the Dealer Manager. This Agreement shall be binding upon the Dealer Manager and Participating Broker-Dealer and their respective successors and permitted assigns.
XXI.    Arbitration
All disputes arising out of or in connection with this Agreement, including without limitation, its existence, validity, interpretation, performance, breach or termination, and any provisions of the Dealer Manager Agreement incorporated into this Agreement, shall be submitted to, and fully and finally resolved by, binding arbitration, conducted on a confidential basis, under the then current commercial arbitration rules of the American Arbitration Association, except to the extent a claim is required to be arbitrated as specified in FINRA rules in which case the FINRA rules of arbitration will apply, in accordance with the terms of this Agreement (including the governing law provisions of this section) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 –16). All arbitration proceedings, and all documents, pleadings and transcripts associated therewith, shall be kept strictly confidential by all parties, their counsel and other advisors, employees, experts and all others under their reasonable control. Unless the parties otherwise agree, each party shall appoint one arbitrator and the two party-appointed arbitrators shall appoint the third arbitrator, who shall also be the chair of the arbitration panel (the “Arbitrator). The parties will request that the Arbitrator issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the Arbitrator shall be final and binding, and judgment upon any arbitration award may be entered in any appropriate state or federal court within the County of New York, State of New York or any other court having competent jurisdiction. All arbitration hearings will be held (i) for claims required to be arbitrated as specified in FINRA rules, at the New York FINRA District Office, (ii) in all other cases, in New York, NY, or (iii) in either case, at another mutually agreed upon site. In the event that a third party brings an action or other proceeding against either party to this Agreement (a “Third-Party Action”), then the party to this Agreement against which or whom such Third-Party Action is brought or asserted, may in such Third-Party Action, litigate any related claim which it may have against the other party to this Agreement, including, without limitation, by way of a claim, indemnity, cross-claim, counterclaim, interpleader or other third-party action without being obligate to arbitrate the same as otherwise provided in this Section XXI, except to the extent otherwise required in the FINRA rules regarding arbitration. In any such case, the matter which is the subject of such Third-Party Action (including any related claims, indemnity, cross-claim, counterclaim, interpleader or other third-party action, which either party hereto may have against the other) shall not be subject to arbitration, but shall be resolved exclusively within such Third-Party Action. Notwithstanding anything set forth herein to the contrary, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions in aid of arbitration, but such remedies will not be sought as a means to avoid or stay arbitration. In the event a court grants provisional remedies, the duration thereof shall last no longer than the Arbitrator (upon constitution of the arbitration panel) deems necessary to review such provisional remedies and render its own decision. Except as provided otherwise in Section 5 of the Dealer Manager Agreement, in any action or arbitration to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. Each party to this Agreement hereby waives a trial by jury in any legal action or proceeding relating to this Agreement.
XXII.    Severability
The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.
XXIII.    Counterparts
This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, which delivery may be made by exchange of copies of the signature page by facsimile or electronic transmission.
XXIV.    No Partnership
Nothing in this Agreement shall be construed or interpreted to constitute Participating Broker-Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Trust or the other Participating Broker-Dealers; instead, this Agreement shall only constitute Participating Broker-Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Private Placement Memorandum as amended and supplemented and in this Agreement.
XXV.    Confidentiality
Dealer Manager, the Trust, Blue Owl Capital Inc. (“Blue Owl”) or one of their affiliates or employees, agents or advisers (“Representatives”) (all such entities and persons, collectively, the “Blue Owl Entities”) may have provided and will furnish to Participating Broker-Dealer or its affiliates or Representatives with certain information that is either non-public, confidential or proprietary in nature in order to enable Participating Broker-Dealer to perform a diligence review. This information furnished to Participating Broker-Dealer or its affiliates or Representatives, including the terms and conditions of any agreements entered into between Participating Broker-Dealer or its affiliates and any Blue Owl Entity, together with analyses, compilations, forecasts, studies or other documents prepared by Participating Broker-Dealer or its affiliates or Representatives which contain or otherwise reflect such information is hereinafter referred to as the “Information.” The term Information shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by Participating Broker-Dealer or its affiliates or Representatives in violation of this Agreement, or (ii) become available to Participating Broker-Dealer on a non-confidential basis from a source other than an Blue Owl Entity that has a bona fide right to such Information and which is not subject to any obligation to keep such Information confidential. In consideration of the Blue Owl Entities furnishing Participating Broker-Dealer or its affiliates or Representatives with the Information, Participating Broker-Dealer agrees that:
(a) The Information will be kept confidential and shall not, without Blue Owl’s prior written consent, be disseminated or disclosed by Participating Broker-Dealer or its affiliates or Representatives, in any manner whatsoever, in whole or in part, and shall not be used by Participating Broker-Dealer or its affiliates or

Representatives, other than in connection with performing the diligence review contemplated by Section XI of this Agreement. Moreover, Participating Broker-Dealer agrees to reveal the Information only to such of its affiliates or Representatives who need to know the Information for the purpose of performing the diligence review contemplated by Section XI of this Agreement, who are informed by Participating Broker-Dealer of the confidential nature of the Information and who agree to act in accordance with the terms and conditions of this Section XXV.
(b) All copies of the Information will be returned to Blue Owl or destroyed upon Blue Owl’s request.
(c) In the event that Participating Broker-Dealer or any of its affiliates or Representatives are requested or required (by oral questions, depositions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any of the Information, Participating Broker-Dealer will provide Blue Owl with prompt written notice so that any of the Blue Owl Entities may seek a protective order, other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that Blue Owl waives compliance with the provisions of this Agreement, Participating Broker-Dealer shall disclose such Information without liability hereunder; provided, however, that Participating Broker-Dealer will furnish only that portion of the Information which, in the opinion of its counsel, Participating Broker-Dealer is compelled to disclose and will not oppose any action by Blue Owl to obtain reliable assurance that confidential treatment will be accorded the Information. Participating Broker-Dealer further agrees to exercise its reasonable efforts to otherwise preserve the confidentiality of the Information. Upon reasonable notice, Participating Broker-Dealer further agrees to cooperate with the Blue Owl Entities in obtaining a protective order or other appropriate remedy.
(d) In no event shall any of the Blue Owl Entities be liable for any losses, damages, claims or expenses incurred or actions undertaken by Participating Broker-Dealer or its affiliates or Representatives as a result of their receipt of the Information or their use thereof. Participating Broker-Dealer agrees that the Information is and shall remain the property of Blue Owl and that none of the Blue Owl Entities has granted Participating Broker-Dealer or its affiliates or Representatives any license, copyright, or similar right with respect to any of the Information.
(e) Participating Broker-Dealer hereby acknowledges that Participating Broker-Dealer is aware, and that Participating Broker-Dealer will advise its affiliates or Representatives who have been provided with Information, that the United States securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Participating Broker-Dealer further acknowledges that some or all of the Information is or may be price-sensitive information and that the use of such Information may be regulated or prohibited by applicable legislation relating to insider dealing and Participating Broker-Dealer undertakes, on behalf of itself and its Representatives, not to use any Information for any unlawful purpose.
(f) Blue Owl has the right to enforce this Section XXV as a third-party beneficiary.
XXVI.     ERISA Matters
The parties agree as follows:
(a) Participating Broker-Dealer is a broker-dealer registered under the Exchange Act.
(b) To the extent Participating Broker-Dealer (or its registered representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Trust, the Adviser or each of their respective affiliates and related parties (collectively, the “DM/Trust Parties”) provides directly to the Participating Broker-Dealer (or its registered representatives), without direct charge, for use in connection with the Participating Broker-Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Broker-

Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.
(c) Certain of the DM/Trust Parties have financial interests associated with the purchase of Shares of the Trust, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares of the Trust, as described in the Private Placement Memorandum.
(d) To the extent that Participating Broker-Dealer provides investment adviser to its Retirement Customers, Participating Broker-Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Broker-Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.
(e) Participating Broker-Dealer is independent of the DM/Trust Parties and none of the DM/Trust Parties is undertaking to provide impartial investment advice to Participating Broker-Dealer or its Retirement Customers.
[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on its behalf by its duly authorized agent.

“DEALER MANAGER” BLUE OWL SECURITIES LLC

By:
Derek O’Leary Chief Executive Officer
We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the jurisdictions identified below represent a true and correct list of all jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities, and we agree to advise you of any change in such list during the term of this Agreement.
1. Identity of Participating Broker Dealer:

Full Legal Name:

(to be completed by Participating Broker-Dealer)

Type of Entity:

(to be completed by Participating Broker-Dealer)

Organized in the State of:

(to be completed by Participating Broker-Dealer)

Tax Identification Number:

(to be completed by Participating Broker-Dealer)

FINRA/CRD Number:

(to be completed by Participating Broker-Dealer)
2. Any notice under this Agreement will be deemed given pursuant to Section XVIII hereof when delivered to Participating Broker-Dealer as follows:

Company
Name:

Attention to:	(Name)

(Title)

Street Address:

City, State and Zip Code:

Telephone No.:

Facsimile No.:

Email Address:
Accepted and agreed as of the date below:

PARTICIPATING BROKER-DEALER

(Print Name of Participating Broker-Dealer)

By:
Name:
Title:
Date:

ANNEX A
TO
PARTICIPATING BROKER-DEALER AGREEMENT
WITH
BLUE OWL SECURITIES LLC
The following reflects the upfront sales loads (“Upfront Sales Loads”) and servicing fees (“Servicing Fees”) as agreed upon between the Dealer Manager and Participating Broker-Dealer, effective as of the effective date of the Agreement.

Share Class	Available		Upfront Sales Load		Servicing Fee		Total Fee Cap	Investment Minimums
	Selling	Servicing	Fixed/Variable	Amount	Reallowed	Retained		Initial	Subsequent
Class S	Yes	Yes	Fixed	3.50% of transaction price per share	0.85% (Annualized Rate) of aggregate NAV of outstanding Class S shares	0%	No Cap	$25,000	$500
Class D	Yes	Yes	Variable	Up to 1.50% of transaction price per share	0.25% (Annualized Rate) of aggregate NAV of outstanding Class D shares	0%	No Cap	$25,000	$500
Class I	Yes	Yes	None	None	None	None	No Cap	$1,000,000	$500
Upfront Sales Loads.
Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Broker-Dealer of Class S shares and Class D shares and for services rendered by Participating Broker-Dealer hereunder, the Participating Broker-Dealer may directly charge subscribers transaction or other fees, including an Upfront Sales Load in an amount up to the percentage set forth above, if any, of the offering price per share on such completed sales of Class S shares and Class D shares, as applicable, by Participating Broker-Dealer. Participating Broker-Dealer shall not receive Upfront Sales Loads for sales of any Class I shares or any shares issued under the Trust’s distribution reinvestment plan.
For purposes of this Annex A, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Trust in full in the manner provided in Section II of the Agreement, the Trust has accepted the subscription agreement of such subscriber, shares are credited to the subscriber’s account and the Trust has thereafter distributed the Upfront Sales Load to the Dealer Manager in connection with such transaction.
As provided in the “Plan of Distribution” section of the Private Placement Memorandum, under certain circumstances Class S and Class D shares may be purchased without the Upfront Sales Load (i.e., “load waived”). Neither the Dealer Manager nor the Trust is responsible for making such determination. To receive a reduced Upfront Sales Load, notification must be provided at the time of the purchase order by Participating Broker-Dealer to the Trust.
Terms and Conditions of the Servicing Fees.
Subject to the conditions described herein, for Class S shares and Class D shares sold by Participating Broker-Dealer, the Dealer-Manager shall reallow any Servicing Fees, in an amount described above, directly to Participating Broker-Dealer unless such shares are held in custody at a qualified custodian with which the Dealer Manager has an agreement directing that any such Servicing Fees be paid to such custodian. For Class S shares and Class D shares sold by Participating Broker-Dealer and held in custody with any such custodian, any Servicing Fees for such shares shall be paid by the Dealer Manager to such custodian. To the extent payable, the Servicing Fee will be payable monthly in arrears as provided in the Private Placement Memorandum. All determinations regarding the total amount of the Servicing Fee, Participating Broker-Dealer and/or its authorized designee’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.
The payment of the Servicing Fee is subject to terms and conditions set forth herein and the Private Placement Memorandum as may be amended or supplemented from time to time. Eligibility to receive the Servicing Fee with respect to the Class S shares and/or Class D shares, as applicable, is conditioned upon Participating Broker-Dealer acting as broker-dealer of record with respect to such Shares and complying, either directly or through an authorized designee, with the requirements set forth below, including providing stockholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services.
(a)     the existence of an effective Participating Broker-Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Broker-Dealer, and
(b)     the provision of one or more of the following services with respect to the Class S shares and/or Class D shares, as applicable, by Participating Broker-Dealer or its authorized designee:
(i)    responding to customer inquiries of a general nature regarding the Trust;
(ii)    crediting distributions from the Trust to customer accounts;
(iii)    arranging for bank wire transfer of funds to or from a customer’s account;
(iv)    responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Trust documents;
(v)    forwarding private placement memoranda, tax notices and annual and quarterly reports to beneficial owners of the Trust’s shares;
(vi)    assisting the Trust in establishing and maintaining shareholder accounts and records;
(vii)    assisting customers in changing account options, account designations and account addresses, and
(viii)    providing such other similar services as the Trust may reasonably request to the extent the authorized service provider is permitted to do so under applicable statutes, rules, or regulations.
Participating Broker-Dealer hereby represents by its acceptance (or the acceptance by a qualified custodian on behalf of Participating Broker-Dealer’s client) of each payment of the Servicing Fee that Participating Broker-Dealer complies with each of the above requirements and is providing the above-described services either directly or through an authorized designee.
Notwithstanding the foregoing, subject to the terms of the Private Placement Memorandum, at such time as Participating Broker-Dealer is no longer the broker-dealer of record with respect to such Class S shares or Class D shares or Participating Broker-Dealer and/or its authorized designee no longer satisfies any or all of the conditions set forth above, then Participating Broker-Dealer’s entitlement to the Servicing Fees related to such Class S shares and/or Class D shares, as applicable, shall cease in, and neither Participating Broker-Dealer nor any qualified custodian on behalf of Participating Broker-Dealer’s client) shall receive the Servicing Fee for that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective on or about the third business day of a month.
Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class S shares and/or Class D shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing

Dealer”), to the extent such Servicing Dealer has entered into a Participating Broker-Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Broker-Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. Participating Broker-Dealer is not entitled to any Servicing Fee with respect to Class I shares. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.
The Trust and the Dealer Manager shall cease paying the Servicing Fee on Class S shares and Class D shares in connection with an Offering upon the occurrence of a liquidity event.
General
Upfront Sales Loads and Servicing Fees due to Participating Broker-Dealer pursuant to this Agreement will be paid within 30 days after receipt by the Dealer Manager of the Upfront Sales Loads and Servicing Fee from the Trust. Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager to deposit Upfront Sales Loads, Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Annex B to this Agreement.
The parties hereby agree that the foregoing Upfront Sales Loads and Servicing Fee are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Offered Shares, that Participating Broker-Dealer’s interest in the Offering is limited to such Upfront Sales Loads and Servicing Fee, as applicable, from the Dealer Manager and the Participating Broker-Dealer’s indemnity referred to in Section 5 of the Dealer Manager Agreement, and that the Trust is not liable or responsible for the direct payment of such Upfront Sales Loads and Servicing Fee to Participating Broker-Dealer.
Except as otherwise described under “Upfront Sales Loads” above, Participating Broker-Dealer waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Broker-Dealer acknowledges and agrees that, if the Trust pays Upfront Sales Loads or Servicing Fees, as applicable, to the Dealer Manager, the Trust is relieved of any obligation for Upfront Sales Loads or Servicing Fees, as applicable, to Participating Broker-Dealer. Participating Broker-Dealer affirms that the Dealer Manager’s liability for Upfront Sales Loads and Servicing Fees is limited solely to the proceeds received associated therewith. Notwithstanding the above, Participating Broker-Dealer affirms that, to the extent Participating Broker-Dealer retains Upfront Sales Loads as described above under “Upfront Sales Loads,” neither the Trust nor the Dealer Manager shall have liability for Upfront Sales Loads payable to Participating Broker-Dealer, and that Participating Broker-Dealer is solely responsible for retaining the Upfront Sales Loads due to Participating Broker-Dealer from the subscription funds received by Participating Broker-Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.
Participating Broker-Dealer acknowledges and agrees that no commissions, payments or amount whatsoever will be paid to Participating Broker-Dealer in respect of the purchase of Offered Shares by a Participating Broker-Dealer (or its registered representative), in its individual capacity, or by a retirement plan of such Participating Broker-Dealer (or its registered representative), or by an officer, director or employee of the Trust, the Adviser or their respective affiliates.
Due Diligence
In addition, as set forth in the Private Placement Memorandum, the Trust may reimburse Participating Broker-Dealers for reasonable out-of-pocket due diligence expenses incurred by such Participating Broker-Dealers. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses.

ANNEX B
TO
PARTICIPATING BROKER-DEALER AGREEMENT
WITH
BLUE OWL SECURITIES LLC

NAME OF ISSUER:	Oak Street Net Lease Trust

NAME OF PARTICIPATING BROKER-DEALER:

SCHEDULE TO AGREEMENT DATED:
Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit Upfront Sales Loads and other payments due to it pursuant to this Participating Broker-Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit. Instructions provided pursuant to this Annex B will supersede the instructions provided by Participating Broker-Dealer with respect to all other funds sponsored by Blue Owl Capital Inc. (“Blue Owl”).

☐ ACH	☐ Wire

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“PARTICIPATING BROKER-DEALER” (Print Name of Participating Broker-Dealer/Beneficiary)

By:
Name:
Title:
Date:
[For direct access to commission information, including support and allocation, please enroll in DST Internet Dealer Commissions (IDC). IDC allows a Participating Broker-Dealer to obtain commission statements at any time following the processing period. Please log on to www.DSTIDC.com to request access to reporting for all Blue Owl investments. For further assistance, call the DST IDC team at 1-800-214-2101 or email commissions@dstsystems.com.]